UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 14, 2005



                             ONE LINK 4 TRAVEL, INC
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     333-81922                43-1941213
           --------                     ---------                ----------
 (State or other jurisdiction     (Commission File Number)     (IRS Employer
       of incorporation)                                     Identification No.)


 One Market Plaza, Spear Tower, Suite 3600, San Francisco, CA           94105
 -------------------------------------------------------------          -----
              (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (415) 293-8277
                                                           --------------


                                 Not Applicable
             -------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.01  Changes in Registrant's Certifying Accountant

     On September 14, 2005, Stonefield Josephson, Inc. ("Stonefield") resigned as the independent auditor of One Link 4 Travel, Inc. (the "Company"). The audit committee of the Company is currently working to identify and engage a new independent auditor of the Company.

     Stonefield was engaged as the independent auditor of the Company on August 2, 2004. The report of Stonefield on the financial statements of the Company for the fiscal year ended December 31, 2004 (the only fiscal year of the Company audited by Stonefield) did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained an explanatory paragraph expressing substantial doubt about the Company's ability to continue as a going concern.

     There were no disagreements with Stonefield during the Company's most recent fiscal year or the subsequent interim period through September 14, 2005 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Stonefield would have caused Stonefield to make reference to the subject matter of the disagreement in connection in its report.

     The Company has provided a copy of this Report to Stonefield and has requested that Stonefield furnish a letter addressed to the Commission stating whether Stonefield agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of such letter, dated September 20, 2005, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits.

16.1     Letter from Stonefield Josephson, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 20, 2005                          ONE LINK 4 TRAVEL, INC



                                                   By:    /s/ F. W. Guerin
                                                      --------------------
                                                   F. W. Guerin
                                                   Chief Executive Officer





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